UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 Or 15(d) Of The Securities Exchange Act of 1934

BRISTOL WEST HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Date of Report (Date of Earliest Event Reported): September 7, 2006
Commission File No. 001-31984

Delaware	001-31984	13-3994449
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

5701 Stirling Road, Davie, Florida	33314
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (954) 316-5200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure

On September 7, 2006, Jeffrey Dailey, the President and Chief Executive Officer of Bristol West Holdings, Inc. (“Bristol West”), made a presentation (the “Presentation”) at the Keefe, Bruyette & Woods Insurance Conference at the Sheraton Hotel in New York City.  Bristol West disclosed certain nonpublic information regarding Bristol West’s results of operation and financial condition during the Presentation that is reflected in the slide presentation (the “Slide Presentation”) that is attached hereto as Exhibit 99.1 and is hereby incorporated herein.  Bristol West does not undertake any obligation to correct that information, disclaim the accuracy of the information, or update that information in the future should the facts change.

Links to the archived audio webcast and the Slide Presentation are available through Bristol West’s website at www.bristolwest.com and may be accessed by selecting “Investor Relations” on Bristol West’s website home page and then clicking on the webcast icon.

Item 9.01.  Financial Statements and Exhibits

(d)          Exhibits

99.1        Slide Presentation (furnished pursuant to Item 7.01)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BRISTOL WEST HOLDINGS, INC.
(Registrant)

Date: September 8, 2006	By:	/s/ Craig E. Eisenacher

Craig E. Eisenacher
Senior Vice President – Chief Financial Officer
(Principal Financial Officer, Principal Accounting Officer and duly authorized officer)

INDEX TO EXHIBITS

Exhibit Number and Description

99.1          Slide Presentation (furnished pursuant to Item 7.01)